                                                                 Exhibit 10.2

                                PROMISSORY NOTE


$500,000.00                                               Boston, Massachusetts
                                                              September 5, 1997

    FOR VALUE RECEIVED, the undersigned BioTransplant Incorporated, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FLEET NATIONAL BANK (the "Bank") the principal amount of Five Hundred Thousand and 00/100 ($500,000.00) Dollars or such portion thereof as may be advanced by the Bank pursuant to Section 1.2 of that certain letter agreement of even date herewith between the Bank and the Borrower (the "Letter Agreement") and remains outstanding from time to time hereunder ("Principal"), with interest, at the rate hereinafter set forth, on the daily balance of all unpaid Principal, from the date hereof until payment in full of all Principal and interest hereunder.

    Interest on all unpaid Principal shall be due and payable monthly in arrears, on the first day of each month, commencing on the first such date after the advance of any Principal and continuing on the first day of each month thereafter and on the date of payment of this note in full, at a fluctuating rate per annum (computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed) which shall at all times be equal to the Prime Rate, as in effect from time to time (but in no event in excess of the maximum rate permitted by then applicable law), with a change in the aforesaid rate of interest to become effective on the same day on which any change in the Prime Rate is effective; provided, however, that (A) if a Eurodollar Interest Rate (as defined in the Letter Agreement) shall have become applicable to all or any portion of the outstanding Principal for any Interest Period (as defined in the Letter Agreement), then interest on such Principal or portion thereof shall accrue at said applicable Eurodollar Interest Rate for such Interest Period and shall be payable on the Interest Payment Date (as defined in the Letter Agreement) applicable to such Interest Period, and (B) if a COF Interest Rate (as defined in the Letter Agreement) shall have become applicable to the outstanding Principal, then interest on the outstanding Principal shall accrue at said COF Interest Rate and shall be paid on the first day of each month. Overdue Principal and, to the extent permitted by law, overdue interest shall bear interest at a fluctuating rate per annum which at all times shall be equal to the sum of (i) two (2%) percent per annum plus (ii) the per annum rate otherwise payable under this note with respect to the Principal which is overdue (or as to which such interest is overdue) (but in no event in excess of the maximum rate permitted by then applicable law), compounded monthly and payable on demand. As used herein, "Prime Rate" means that rate of interest per annum announced by the Bank from time to time as its prime rate, it being understood that such rate is merely a reference rate, not necessarily the lowest, which serves as the basis upon which effective rates of interest are calculated for obligations making reference thereto. If the entire amount of any required Principal and/or interest is not paid within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to five percent (5%) of the required payment.

         All outstanding Principal shall be repaid by the Borrower to the Bank in 36 equal consecutive monthly installments (each in an amount equal to 1/36th of the total Principal outstanding at the close of business on March 31, 1998), such installments to commence April 1,

1998 and to continue thereafter on the first Business Day (as defined in the Letter Agreement) of each month through and including March 1, 2001, on which date all then remaining Principal and all interest accrued but unpaid thereon will be due and payable in full.

    The Borrower may at any time and from time to time prepay all or any portion of any Term Loan (as defined in the Letter Agreement), but, as to Fixed Rate Loans (as defined in the Letter Agreement), only at the times and in the manner, and (under certain circumstances) with the additional payments, provided for in the Letter Agreement. Any prepayment of Principal, in whole or in part, will be without premium or penalty (but, in the case of Fixed Rate Loans, may require payment of additional amounts, as provided for in the Letter Agreement). Each Principal prepayment shall be accompanied by payment of all interest on the prepaid amount accrued but unpaid to the date of payment. Any partial prepayment of Principal will be applied against Principal installments in inverse order of normal maturity.

    Payments of both Principal and interest shall be made, in immediately available funds, at the office of the Bank located at 75 State Street, Boston, Massachusetts 02109, or at such other address as the Bank may from time to time designate.

    The undersigned Borrower irrevocably authorizes the Bank to make or cause to be made, on a schedule attached to this note or on the books of the Bank, at or following the time of making any Term Loan and of receiving any payment of Principal, an appropriate notation reflecting such transaction (including date, amount and maturity) and the then aggregate unpaid balance of Principal.
Failure of the Bank to make any such notation shall not, however, affect any obligation of the Borrower hereunder or under the Letter Agreement. The unpaid Principal amount of this note, as recorded by the Bank from time to time on such schedule or on such books, shall constitute presumptive evidence of the aggregate unpaid principal amount of the Term Loans.

    The Borrower hereby (a) waives notice of and consents to any and all advances, settlements, compromises, favors and indulgences (including, without limitation, any extension or postponement of the time for payment), any and all receipts, substitutions, additions, exchanges and releases of collateral, and any and all additions, substitutions and releases of any person primarily or secondarily liable, (b) waives presentment, demand, notice, protest and all other demands and notices generally in connection with the delivery, acceptance, performance, default or enforcement of or under this note, and (c) agrees to pay, to the extent permitted by law, all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by the Bank in enforcing this note and any collateral or security therefor, all whether or not litigation is commenced.

    This note is the Term Note referred to in the Letter Agreement and is entitled to the benefits of the Security Agreement (as defined in the Letter Agreement). This note is subject to prepayment as set forth in the Letter Agreement (which, in the case of Fixed Rate Loans, may require the making of certain additional payments, as provided for in the Letter Agreement). The maturity of this note may be accelerated upon the occurrence of an Event of Default, as provided in the Letter Agreement.

    Executed, as an instrument under seal, as of the day and year first above written.


CORPORATE SEAL                 BIOTRANSPLANT INCORPORATED


ATTEST:
/s/Steven D. Singer            By: /s/Richard V. Capasso
-------------------------          ----------------------------
Secretary                          Name: Richard V. Capasso
                                   Title: Vice President, Finance and Treasurer

                         SECURITY AGREEMENT (EQUIPMENT)


    SECURITY AGREEMENT (EQUIPMENT) dated as of September 5, 1997 by and between BioTransplant Incorporated, a Delaware corporation (the "Debtor") and Fleet National Bank (the "Secured Party").

    WHEREAS, the Debtor and the Secured Party are parties to that certain letter agreement of even date herewith (the "Letter Agreement") pursuant to which the Secured Party may from time to time advance to the Debtor certain term loans (the "Term Loans") for the purpose of acquisition of certain items of equipment; and

    WHEREAS, the Term Loans are evidenced by the Debtor's $500,000 face principal amount promissory note of even date herewith (the "Term Note") payable to the order of the Secured Party; and

    WHEREAS, as a condition to the making of any Term Loan, the Secured Party requires that the Debtor grant to the Secured Party a security interest in the Collateral (as defined in Section 1);

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby act and agree as follows:

    1. Definitions. As used in this Security Agreement, the following terms have the following meanings:

    "Collateral"  - All of the Equipment and all of the following:

    (a) all warranties, licenses, contract rights and other rights and interests (other than any such warranties, licenses, contract rights or other rights or interests which are by their terms non-assignable) pertaining to any of the Equipment and/or the use thereof, all whether now or hereafter existing or owned by the Debtor or in which the Debtor shall now or hereafter have any interest; and

    (b) all liens, guaranties, securities, rights, remedies and privileges pertaining to, and all proceeds (including, without limitation, insurance proceeds) of and all accessions to, any of the foregoing items of Collateral, all whether now or hereafter existing or owned by the Debtor or in which the Debtor shall now or hereafter have any interest.

    "Equipment" - All of the items listed on Exhibit A hereto, as same may be from time to time supplemented, and all accessions, additions, substitutions or replacements to or for any of such items and all attachments, components, accessories, parts and supplies relating thereto; all whether affixed or moveable and wherever located, and whether now existing and owned by the Debtor or herewith arising or acquired.

    "Event of Default" - The occurrence of any one or more of the following:
(i) any "Event of Default" as defined in any Loan Document; or (ii) any representation or warranty by the Debtor contained in this Security Agreement shall prove to have been inaccurate or incomplete in any material respect on the date when made; or (iii) the failure or default by the Debtor under any of Subsections 4(a), 4(d), 4(e) or 4(g); or (iv) any failure by the Debtor to perform or observe any of its other obligations or agreements under this Security Agreement, which failure remains uncured for thirty (30) days after notice thereof has been given to the Debtor.

     "Lien" - Any lien, charge, encumbrance or security interest, whether voluntary or involuntary.

    "Loan Documents" - This Security Agreement, the Letter Agreement, the Term Note and any other instruments, documents or other agreements made by the Debtor with or in favor of the Secured Party in connection with any Term Loan, all whether now existing or hereafter entered into or delivered.

    "Obligations" - Each Term Loan, the Term Note and any and all other indebtedness, liabilities or obligations of the Debtor, joint or several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, to or for the benefit of the Secured Party, which arise out of or relate to any Term Loan.

    "Person"  - As defined in the Letter Agreement.

    "Premises" - All locations (whether owned, leased, operated or otherwise used by the Debtor) in which any of the Equipment is or will be located, all of which are listed on Exhibit B hereto together with the record owner of each such location.

    "Security Agreement" - This Security Agreement (Equipment), as same may be from time to time amended.

    "UCC" - The Uniform Commercial Code as in effect from time to time in Massachusetts, except that with respect to Collateral located or deemed located in any other jurisdiction, such term shall refer to the Uniform Commercial Code as in effect in each such other jurisdiction.

    Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

    2. Grant of Security Interest. As security for the full and timely satisfaction of the Obligations, the Debtor hereby grants to the Secured Party a continuing security interest in the Collateral, and in each item thereof, all to the maximum extent that the Debtor has an interest therein or at any time in the future obtains such an interest.

    3. Representations and Warranties. The Debtor represents and warrants to the Secured Party that:

    (a) The execution, delivery and performance by the Debtor of this Security Agreement, including the security interests herein granted or intended to be granted, has been duly authorized by all necessary corporate and other action and does not and will not:

       (i) require any waiver, consent or approval of its shareholders, any governmental authority or any other Person;

       (ii)  contravene its charter or by-laws;

       (iii) violate any provision of, or require any filing (other than the filing of financing statements under the UCC with respect to the security interests herein granted), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Debtor;

       (iv) result in a breach of or constitute a default or require any waiver or consent under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Debtor is party or by which it or any of its properties may be bound; or

       (v) result in, or require, the creation or imposition of any Lien (other than as created hereunder) upon or with respect to any of the properties now owned or hereafter acquired by the Debtor.

    (b) This Security Agreement has been duly executed and delivered on behalf of the Debtor and is a legal, valid and binding obligation of the Debtor.

    (c) No Obligation has been or will hereafter be incurred on account of personal, family or household purposes.

    (d) The principal place of business and chief executive offices of the Debtor are located at Third Avenue, Building 75, Charlestown Navy Yard, Charlestown, Massachusetts 02129 and all of the books and records of the Debtor are kept at that location. Except as described on Exhibit B hereto, none of the Collateral is kept at any other location. The Debtor is a tenant in its Premises and the record owner of each location constituting the Premises is as set forth on Exhibit B hereto.

    (e) The Debtor does not conduct business under any trade name or style other than its corporate name.

    (f)  The Debtor owns the Collateral free and clear of all Liens except
(i) Liens in favor of the Secured Party, and (ii) the Lien of taxes not yet due and payable or contested in good faith by the Debtor by appropriate proceedings which serve to stay the enforcement thereof and as to which the Debtor has established and is maintaining adequate reserves.

    (g) This Agreement, coupled with the filing of appropriate UCC financing statements with appropriate public offices, creates in favor of the Secured Party a valid and perfected first priority security interest in all of the Collateral.

    (h) The Equipment has been accepted by the Debtor and is in good repair, working order and condition, and the Debtor has not asserted (and the Debtor knows of no basis for) any material warranty or other claim against any seller or manufacturer thereof.

    4. Covenants. (a) Payment and Performance. The Debtor shall unconditionally pay when due or within any applicable grace period (or on demand, if so payable) each Obligation and shall duly and punctually perform each Obligation.

    (b) Further Assurances. The Debtor will from time to time at its expense, upon the Secured Party's request, promptly execute and deliver all such further instruments and documents, and take all such further action, as the Secured Party may reasonably request in order to perfect and/or protect the security interests granted or intended to be granted hereby or to enable the Secured Party to enforce its rights and remedies hereunder with respect to any Collateral. Without limitation of the foregoing, as a precondition to the making of each Term Loan, the Debtor will execute and deliver to the Secured Party (i) an agreement in form and substance satisfactory to the Secured Party amending Exhibit A hereto by adding to same (without deleting any items of Equipment previously shown thereon) a list of the additional items of equipment to be purchased with the proceeds of such Term Loan and all such additional items will thereupon be deemed included in the Equipment described in this Security Agreement, (ii) UCC financing statements which will be sufficient (when filed) to give the Secured Party a fully perfected first security interest in all of such additional items, and (iii) a certificate of the Debtor confirming that the representation and warranties contained in Section 3 above remain true and correct as of the date of such Term Loan and taking into account such additional items of equipment.

    (c) Information. The Debtor shall maintain complete and accurate records of all of its Collateral and its dealings with respect thereto in accordance with generally accepted accounting principles applied on a consistent basis. Upon reasonable notice from time to time at reasonable times during normal business hours (and at any time and without notice after the occurrence and during the continuance of an Event of Default), the Debtor shall permit the Secured Party and its employees, representatives and agents access to the Premises and the Secured Party shall have the right to inspect the Collateral and make copies of such books and records. The Debtor shall from time to time furnish to the Secured Party such information concerning the Collateral as the Secured Party may reasonably request, and will promptly notify the Secured Party if any representation or warranty of the Debtor in Section 3 hereof becomes inaccurate, incomplete or misleading in any material respect.

    (d) Insurance. The Debtor shall at its expense maintain fire and extended coverage insurance policies insuring the Equipment, with responsible and reputable insurance companies or associations, in amounts sufficient to provide for full replacement cost coverage (with agreed amount endorsement), and in any event not less than the amount necessary to avoid co-insurance. All such insurance shall name the Secured Party as secured party and first loss payee. All policies of such insurance shall contain a provision forbidding cancellation of such insurance either by the carrier or by the insured without at least 15 days' prior written notice to the Secured Party. The Debtor shall upon the Secured Party's request deliver to the Secured Party duplicate policies of such insurance and/or binders, certificates or other evidence thereof (with evidence of premiums having been paid) from the insurer or a reputable insurance broker. In case of any casualty, loss or damage to which the following sentence is not applicable, the Debtor shall, in its sole discretion, either (a) make the necessary repairs or replacements and shall be entitled to be reimbursed therefor from and to the extent of the proceeds of such insurance or (b) have all such insurance proceeds paid to the Secured Party for application in the order provided in Subsection 8(c) below (provided that the option set forth in this clause (b) cannot be elected unless such insurance proceeds are sufficient, or the Debtor makes other payments, so that the Term Loan (or portion thereof) which relates to the damaged or destroyed items of Equipment is paid in full). Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of Equipment shall be paid and applied as specified in Subsection 8(c) below.

    (e) Title; Sale or Removal of Collateral. The Debtor shall not create or suffer to exist any Lien in or on any of the Collateral, except (i) the Lien of the Secured Party and (ii) the Lien of taxes not yet due and payable or contested in good faith by the Debtor by appropriate proceedings which serve to stay the enforcement thereof and as to which the Debtor has established and is maintaining adequate reserves. The Debtor shall not, without the Secured Party's prior written approval, sell, transfer or remove any item of Collateral from the Premises or otherwise dispose of any of the Collateral; provided that the Debtor may move the Collateral to any other location if the Debtor gives the Secured Party not less than thirty (30) days' prior written notice of such move and provides all such financing statements, landlord's waivers and other documentation as may be necessary to protect, perfect and/or confirm the first priority security interests granted or intended to be granted in this Security Agreement. The Debtor (i) shall maintain books and records relating to Collateral only as described in Subsection 3(d) above, (ii) will not move its chief executive office or principal place of business from the location described in Subsection 3(d) above, (iii) will not change its name or identity (or use any trade name or style except as described in Subsection 3(e) above), and (iv) will not make or suffer to be made any change in its corporate structure until, in each case, after receipt of a certificate from the Secured Party, signed by an officer thereof, stating that the Secured Party has, to its satisfaction, obtained all documentation that it has reasonably requested in order to obtain, maintain, perfect and/or confirm the first priority security interests granted or intended to be granted herein.

    (f) Maintenance and Use of Equipment. The Debtor will maintain all Equipment in good order and condition, making all necessary repairs thereto. The Debtor will not suffer any waste or destruction of any Equipment, nor use any Equipment in violation of any applicable law or any insurance thereon. The Debtor will promptly restore or replace any Equipment damaged or destroyed by fire or other casualty, or, at its option, may have all insurance proceeds relating to such damaged or destroyed items of Equipment paid to the Secured Party for application in the order provided in Subsection 8(c) below (provided that such option not to restore and replace Equipment cannot be elected unless such insurance proceeds are sufficient, or the Debtor makes other payments, so that the Term Loan (or portion thereof) which relates to the damaged or destroyed items of Equipment is paid in full). The Debtor shall promptly furnish to the Secured Party a statement as to any casualty, loss or damage in excess of $10,000 to any Equipment.

    (g) Taxes. The Debtor promptly shall pay, as they become due and payable, all taxes, unemployment contributions and all other charges of any kind or nature levied, assessed or claimed against the Debtor or the Collateral by any Person whose claim could result in a Lien upon any of the Collateral, except to the extent such taxes, contributions or other charges are being contested in good faith and by appropriate proceedings which operate as a matter of law to stay the enforcement of any such Lien and adequate reserves have been established and are maintained by the Debtor.

    5. Secured Party Appointed Attorney-in-Fact. (a) The Debtor hereby irrevocably appoints the Secured Party as the Debtor's attorney-in-fact, but effective only after the occurrence and during the continuance of any Event of Default, with full authority in the name, place and stead of the Debtor, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation, to obtain and adjust any insurance required pursuant to this Security Agreement and/or the Letter Agreement.

    (b) The power of attorney granted pursuant to this Section 5 is a power coupled with an interest and shall be irrevocable until the Obligations are paid indefeasibly in full.

    6. Secured Party May Perform. If the Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor as provided under Section 9 hereof, with interest as provided in the Letter Agreement.

    7. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral actually in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to any Collateral. The Secured Party shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with the

Secured Party's negligence, gross negligence or willful misconduct. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own like property, it being understood that the Secured Party shall be under no obligation to take any necessary steps to collect any Collateral or preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Debtor and shall be added to the Obligations.

    8. Remedies. If any Event of Default shall have occurred and be continuing:

    (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC and also may without limitation:

         (i) require the Debtor to, and the Debtor hereby agrees that it will, at its expense and the upon reasonable request of the Secured Party, forthwith, assemble all or any part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party which is or are reasonably convenient to the respective parties;

         (ii) itself or through agents, without notice to any Person and without judicial process of any kind, enter the Debtor's Premises (or any other premises or location where any Collateral may be) and take physical possession of any Collateral or disassemble, render unusable and/or repossess any of the same, and the Debtor shall peacefully and quietly yield up and surrender the same; and

         (iii) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable.

    (b) The Secured Party may maintain possession of Collateral at the Premises or remove the same or any part thereof to such places as the Secured Party may elect. The Debtor agrees that, to the extent notice of sale shall be required by law, 10 days' prior written notice to the Debtor shall constitute reasonable notification. Notice of any public or private sale shall be sufficient if it describes the Collateral to be sold in general terms, stating the items or amounts thereof and the location and nature thereof, and (as to a notice of public sale only) is published at least once in any newspaper selected by the Secured Party and of general circulation in the locale of such sale, not less than 10 days prior to the sale. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may be the purchaser at any such sale, if public, to the extent permitted by applicable law, free from any right of redemption. The Debtor shall be fully liable for any deficiency. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

    (c) Any cash or other proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, shall be applied by the Secured Party in the following order of priorities:

    First, to the payment of the reasonable costs and expenses of any sale or other reasonable expenses (including, without limitation, reasonable legal fees and expenses), liabilities and advances made or incurred by the Secured Party in connection therewith or referred to in Section 9 or provided for by the Letter Agreement;

    Next, to payment of interest on and principal of the Term Note and other charges relating thereto (in such order as may be provided for in the Letter Agreement or as otherwise determined by the Secured Party);

    Next, to the payment of any other Obligations; and

    Finally, after payment in full of all Obligations, to the payment to the Debtor or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining of such cash.

    9. Expenses and Indemnification. The Debtor agrees to reimburse the Secured Party for and to indemnify and hold harmless the Secured Party from and against any and all liability, loss, damage, and all costs or expenses (including, without limitation, reasonable fees and disbursements of counsel, experts and agents) imposed on, incurred by or asserted against the Secured Party arising out of or in connection with: preparation of this Security Agreement, the documents relating hereto, or amendments, modifications or waivers hereof; taxes (excluding any corporate excise or income taxes payable by the Secured Party by reason hereof or otherwise) and other governmental charges in connection with this Security Agreement and the Collateral; exercise of the Secured Party's rights with respect to this Security Agreement and the Collateral; any enforcement, collection or other proceedings resulting therefrom or any negotiations or other measures to preserve the Secured Party's rights hereunder; the custody or preservation of, or the sale of or other realization upon, any of the Collateral; any failure by the Debtor to perform or observe any of the provisions of this Security Agreement; any investigative, administrative or judicial proceeding (whether or not the Secured Party is designated a party thereto) relating to or arising out of this Security Agreement; or any bankruptcy, insolvency or other similar proceeding relating to the Debtor, unless the Secured Party was at fault with respect to such liability, loss, damage, cost or expense or acted in bad faith with respect thereto. The Debtor's obligations under the preceding sentence shall constitute Obligations and shall survive the termination of this Security Agreement.

    10. Termination. This Security Agreement shall remain in full force and effect so long as any Obligation remains outstanding. Upon the satisfaction in full of all of the monetary Obligations, the Secured Party shall, at the Debtor's expense, promptly execute and deliver to the Debtor all instruments of assignment or otherwise as may be necessary to establish full title of the Debtor to any of the Collateral, subject to any prior sale or other disposition thereof pursuant to Section 8. Until then, this Security Agreement shall itself constitute conclusive evidence of the validity, effectiveness and continuing force hereof, and any Person may rely hereon.

    11. Waiver; Rights Cumulative. No failure to exercise and no delay in exercising, on the part of the Secured Party, any right or remedy hereunder or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by the Secured Party of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. The Secured Party's rights and remedies hereunder and under the Loan Documents shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

    The provisions of this Security Agreement are not in derogation or limitation of any obligations, liabilities or duties of the Debtor under any of the other Loan Documents or any other agreement with or for the benefit of the Secured Party. No inconsistency in default provisions between this Security Agreement and any of the other Loan Documents or any such other agreement will be deemed to create any additional grace period or otherwise derogate from the express terms of each such default provision. No covenant, agreement or obligation of the Debtor contained herein, nor any right or remedy of the Secured Party contained herein, shall in any respect be limited by or be deemed in limitation of any inconsistent or additional provisions contained in any of the other Loan Documents or any such other agreement.

    12. Severability. In the event that any provision of this Security Agreement or the application thereof to any Person, property or circumstance shall be held to any extent to be invalid or unenforceable, the remainder of this Security Agreement and the application of such provision to Persons, properties and circumstances other than those as to which it has been held invalid or unenforceable shall not be affected thereby, and each provision of this Security Agreement shall be valid and enforceable to the fullest extent permitted by law.

    13. Binding Effect; Assignment. This Security Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns.

    14. Notices. All notices and other communications under or relating to this Security Agreement shall be given in the manner and to the addresses of the parties provided for in Section 6.3 of the Letter Agreement.

    15. Headings. Section headings in this Security Agreement are included herein for convenience of reference only and shall not constitute a part of this Security Agreement for any other purpose.

    16. Governing Law. This Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, except that the creation, perfection and enforcement of security interests in any Collateral located in jurisdictions other than Massachusetts will be governed by the laws of the respective jurisdictions in which such Collateral is located.

    IN WITNESS WHEREOF, the Debtor and the Secured Party have caused this Security Agreement to be executed, as an instrument under seal, by their respective officers thereunto duly authorized, as of the date first above written.


                               BIOTRANSPLANT INCORPORATED


                               By /s/Richard V. Capasso
                                  ------------------------------------
                                  Name: Richard V. Capasso
                                  Title: Vice President, Finance and Treasurer


                               FLEET NATIONAL BANK


                               By /s/Kimberly Martone
                                  -----------------------------------
                                  Name: Kimberly Martone
                                  Title: Vice President

    EXHIBIT A - Equipment list


    EXHIBIT B - Locations in which Equipment is located, including owners of real estate

                                      EXHIBIT A
                                    EQUIPMENT LIST



                        [To be provided with each Term Loan.]

                                  EXHIBIT B
                           COLLATERAL LOCATIONS

Location                                       Record Owner

Third Avenue, Building 75             The Boson Redevelopment
Charlestown Navy Yard                 Authority (ground lessee:  BioLease, Inc.)
Charlestown, MA  02129